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                                                                    EXHIBIT 23.2

                          CONSENT INDEPENDENT AUDITORS

     We hereby consent to the use of our reports relating to Compression Labs, Incorporated, which reports are included herein, or are incorporated by reference in the Prospectus. We also consent to the reference to our firm under the heading "Experts" in the Prospectus.

                                         KPMG PEAT MARWICK LLP

San Jose, California
September 5, 1997